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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K



        Date of report (Date of earliest event reported):   July 29, 1999
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                          AFTERMARKET TECHNOLOGY CORP.
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             (Exact Name of Registrant as Specified in Its Charter)


              Delaware                   0-21803            95-4486486
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   (State or Other Jurisdiction of     (Commission       (I.R.S. Employer
   Incorporation or Organization)      File Number)    Identification No.)



One Oak Hill Center, Suite 400, Westmont, IL                   60559
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 (Address of Principal Executive Offices)                    (Zip Code)


Registrant's Telephone Number, Including Area Code:           (630) 455-6000
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                          AFTERMARKET TECHNOLOGY CORP.

                                    FORM 8-K

ITEM 5.  OTHER EVENTS.

         On July 29, 1999, Aftermarket Technology Corp. (the "Company") issued a press release announcing that it expects third quarter 1999 results consistent with analysts' estimates in the $0.19 to $0.21 per share range and full-year 1999 results of $0.70 per share, before special charges. A copy of the press release is attached to this Form 8-K as Exhibit 99.

                        FORWARD LOOKING STATEMENT NOTICE

         The above paragraph contains forward-looking statements that involve risks and uncertainties because such statements are based upon assumptions as to future events that may not prove to be accurate. There can be no assurance that actual results will not differ materially from those projected or implied by such statements. The factors that could cause actual results to differ are discussed in the Company's Annual Report on Form 10-K for the year ended December 31, 1998 and other filings made by the Company with the Securities and Exchange Commission.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

        (c)      EXHIBITS

                99 Press Release issued by Aftermarket Technology Corp. on July 29, 1999.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                      AFTERMARKET TECHNOLOGY CORP.

Dated:  July 30, 1999

                                      By:    /s/Joseph Salamunovich
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                                             Joseph Salamunovich
                                                  Vice President